UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2010

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

The information in this report furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

On January 21, 2010, Advanced Micro Devices, Inc. (the “Company”) announced its financial position and results of operations as of and for its fiscal quarter ended December 26, 2009 and for the fiscal year then ended in a press release that is attached hereto as Exhibit 99.1.

To supplement the Company’s financial results presented on a U.S. GAAP (“GAAP”) basis, the Company’s earnings release contains non-GAAP financial measures of non-GAAP net income (loss) attributable to AMD common stockholders, non-GAAP operating income (loss), non-GAAP gross margin and Adjusted EBITDA. The Company believes this non-GAAP presentation makes it easier for investors to compare current and historical period operating results.

On March 2, 2009, the Company, Advanced Technology Investment Company LLC and West Coast Hitech G.P., Ltd. entered into a manufacturing joint venture pursuant to which GLOBALFOUNDRIES Inc. (“GF”), an exempted company incorporated under the laws of the Cayman Islands, was created to manufacture semiconductor products and provide certain foundry services to the Company. Although GF is not a majority owned subsidiary of the Company, the Company was required to consolidate the operations of GF from March 2, 2009 through December 26, 2009 for financial reporting purposes. The Company has provided non-GAAP financial measures for Advanced Micro Devices, Inc. on a stand-alone basis (referred to below as “AMD Product Company”) by excluding from the Company’s consolidated operating results the Company’s Foundry segment and Intersegment Eliminations consisting of revenues, cost of sales, and profits on inventory between AMD Product Company and the Foundry segment. The Company is providing non-GAAP financial measures for AMD Product Company because the Company believes it is important for investors to have visibility into the Company’s financial results excluding the Foundry segment and Intersegment Eliminations and to better understand the Company’s financial results absent the requirement to consolidate the financial results of GF.

To derive non-GAAP net income (loss) attributable to AMD common stockholders for the Company for the fourth fiscal quarter of 2009, the Company excluded the loss from discontinued operations, the amortization of acquired intangible assets, gains from legal settlements, and the net gain (loss) on debt redemption. To derive non-GAAP net income (loss) for AMD Product Company for the fourth fiscal quarter of 2009, the Company further excluded the net loss from the Foundry segment and the Intersegment Eliminations referenced above, the impact of net (income) loss attributable to noncontrolling interest and the Class B preferred accretion.

To derive non-GAAP net income (loss) attributable to AMD common stockholders for the Company for the third fiscal quarter of 2009, the Company excluded the gross margin benefit from the sale of inventory written-down in the fourth fiscal quarter of 2008, the amortization of acquired intangible assets, certain restructuring charges, and the gain recognized by the Company from the redemption of debt. To derive non-GAAP net income (loss) for AMD Product Company for the third fiscal quarter of 2009, the Company further excluded the net loss from the Foundry segment and the Intersegment Eliminations referenced above, the impact of net (income) loss attributable to noncontrolling interest and the Class B preferred accretion.

To derive non-GAAP net income (loss) attributable to AMD common stockholders for the Company for the fourth fiscal quarter of 2008, the Company excluded the loss from discontinued operations, the impairment of goodwill and acquired intangible assets related to the Company’s acquisition of ATI Technologies, Inc. (“ATI”) on October 24, 2006, an incremental write-down of inventory, investment net charges, the amortization of acquired intangible assets, certain restructuring charges, AMD Product Company formation costs associated with GF, and the gain recognized by the Company from the redemption of debt.

To derive non-GAAP net income (loss) attributable to AMD common stockholders for the Company for the fiscal year of 2009, the Company excluded the loss from discontinued operations, the gross margin benefit from the sale of inventory written-down in the fourth fiscal quarter of 2008, the amortization of acquired intangible assets, gains from legal settlements, certain restructuring charges, AMD Product Company formation costs associated with GF, investment net charges, the gain from the Company’s sale of certain Handheld assets, the net gain (loss) on debt redemption and the effect of an incremental tax provision related to the formation of GF. To derive non-GAAP net income (loss) for AMD Product Company for the fiscal year of 2009, the Company further excluded the net loss from the Foundry segment and the Intersegment Eliminations referenced above, the effect of an incremental tax provision related to the formation of GF, the impact of net (income) loss attributable to noncontrolling interest and the Class B preferred accretion.

To derive non-GAAP net income (loss) attributable to AMD common stockholders for the Company for the fiscal year of 2008, the Company excluded the loss from discontinued operations, process technology license revenue, an incremental write-down of inventory, the amortization of acquired intangible assets, the impairment of goodwill and acquired intangible assets related to the ATI acquisition, certain restructuring charges, AMD Product Company formation costs associated with GF, a gain on the sale of 200 millimeter equipment, investment net charges, and the gain recognized by the Company from the redemption of debt.

To derive non-GAAP operating income (loss) for the Company for the fourth fiscal quarter of 2009, the Company excluded the amortization of acquired intangible assets and the gain from the Intel legal settlement. To derive non-GAAP operating income (loss) for AMD Product Company for the fourth fiscal quarter of 2009, the Company further excluded the operating loss from the Company’s Foundry segment and the Intersegment Eliminations referenced above.

To derive non-GAAP operating income (loss) for the Company for the third fiscal quarter of 2009, the Company excluded the gross margin benefit from the sale of inventory written-down in the fourth fiscal quarter of 2008, the amortization of acquired intangible assets and certain restructuring charges. To derive non-GAAP operating income (loss) for AMD Product Company for the third fiscal quarter of 2009, the Company further excluded the operating loss from the Company’s Foundry segment and the Intersegment Eliminations referenced above.

To derive non-GAAP operating income (loss) for the Company for the fourth fiscal quarter of 2008, the Company excluded the incremental write-down of inventory, the amortization of acquired intangible assets, the impairment of goodwill and acquired intangible assets related to the ATI acquisition, certain restructuring charges and AMD Product Company formation costs associated with GF.

To derive non-GAAP operating income (loss) for the Company for the fiscal year of 2009, the Company excluded the gross margin benefit from the sale of inventory written-down in the fourth fiscal quarter of 2008, the amortization of acquired intangible assets, a gain from the Intel legal settlement, certain restructuring charges and AMD Product Company formation costs associated with GF. To derive non-GAAP operating loss for AMD Product Company for the fiscal year of 2009, the Company further excluded the operating loss from the Foundry segment and the Intersegment Eliminations referenced above.

To derive non-GAAP operating loss for the Company for the fiscal year of 2008, the Company excluded process technology license revenue, an incremental write-down of inventory, the amortization of acquired intangible assets, the impairment of goodwill and acquired intangible assets related to the ATI acquisition, certain restructuring charges, AMD Product Company formation costs associated with GF and the gain on the sale of 200 millimeter equipment.

To derive non-GAAP gross margin for AMD Product Company for the fourth fiscal quarter of 2009, the Company excluded the gross margin from the Company’s Foundry segment and the Intersegment Eliminations referenced above.

To derive non-GAAP gross margin for the Company for the third fiscal quarter of 2009, the Company excluded the gross margin benefit from the sale of inventory written-down in the fourth fiscal quarter of 2008. To derive non-GAAP gross margin for AMD Product Company for the third fiscal quarter of 2009, the Company further excluded the gross margin from the Company’s Foundry segment and the Intersegment Eliminations referenced above.

To derive non-GAAP gross margin for the Company for the fourth fiscal quarter of 2008, the Company excluded the incremental write-down of inventory.

To derive non-GAAP gross margin for the Company for the fiscal year of 2009, the Company excluded the gross margin benefit from the sale of inventory written-down in the fourth fiscal quarter of 2008. To derive non-GAAP gross margin for AMD Product Company for the fiscal year of 2009, the Company further excluded the gross margin from the Company’s Foundry segment and the Intersegment Eliminations referenced above.

To derive non-GAAP gross margin for the Company for the fiscal year of 2008, the Company excluded process technology license revenue.

Specifically, these non-GAAP financial measures reflect adjustments based on the following:

Discontinued operations: As part of the Company’s strategy of evaluating the viability of its non-core business, the Company determined that its DTV business unit was not directly aligned with its computing and graphics opportunities. Therefore, the Company decided to divest this business unit and classify it as discontinued operations in the financial statements presented.

In the fourth fiscal quarter of 2008, AMD completed the sale of its DTV business unit to Broadcom Corporation for $141.5 million in cash. The Company excluded this item from the Company’s GAAP net income (loss) attributable to AMD common stockholders because it is not indicative of ongoing operating performance.

Amortization of acquired intangible assets: The Company incurred significant expenses in connection with the ATI acquisition, which it would not have otherwise incurred and which the Company believes are not indicative of ongoing performance. These expenses included the amortization expense of acquired intangible assets. The Company excluded this item from the Company’s GAAP net income (loss) attributable to AMD common stockholders and GAAP operating income (loss) because it enables investors to better evaluate its current operating performance compared with prior periods.

Gain from legal settlements: On November 11, 2009, the Company entered into a settlement agreement with Intel Corp. Pursuant to the settlement agreement, Intel paid the Company $1.25 billion in December 2009 and the Company recorded a $1.242 billion gain net of certain expenses. Also in the fourth fiscal quarter of 2009, the Company recorded a $25 million gain from a class action legal settlement with DRAM manufacturers related to DRAM pricing. The Company excluded these gains from the Company’s GAAP net income (loss) attributable to AMD common stockholders, and the Intel gain from the Company’s GAAP operating income (loss) because they are not indicative of ongoing operating performance.

Foundry segment and Intersegment Eliminations: The Company’s Foundry segment includes the operating results attributable to the front end wafer manufacturing operations and related activities as of the beginning of the first quarter of 2009, which includes the operating results of GF from March 2, 2009 through December 26, 2009. Intersegment Eliminations consist of eliminations of revenues, cost of sales, and profits on inventory between AMD Product Company and the Foundry segment. The Company excluded this item for AMD Product Company because the Company believes it is important for investors to have visibility into the Company’s financial results excluding the Foundry segment and Intersegment Eliminations and to better understand the Company’s financial results absent the requirement to consolidate the financial results of GF.

Net (income) loss attributable to noncontrolling interest and Class B preferred accretion: These two items relate to GF, the operating results of which are included in the Company’s Foundry segment. The net (income) loss attributable to noncontrolling interest represents the allocation of the operating results to the noncontrolling partner of GF, whereas the Class B preferred accretion represents the guaranteed rate of return that the noncontrolling partner earns on its ownership of GF Class B preferred stock. The Company excluded these items for AMD Product Company because the Company believes it is important for investors to have visibility into the Company’s financial results excluding the financial results of GF.

Gross margin benefit from the sale of inventory written-down in the fourth fiscal quarter of 2008: In the fourth fiscal quarter of 2008, the Company recorded an incremental write-down of inventory of $227 million due to a weak economic outlook. In the first, second and third fiscal quarters of 2009, the Company sold a significant portion of this inventory. The Company excluded this activity from the Company’s GAAP net income (loss) attributable to AMD common stockholders, GAAP operating income (loss) and GAAP gross margin because the Company believes that the exclusion of this activity enables investors to better evaluate the Company’s current operating performance compared with prior periods.

Restructuring charges: The restructuring charges primarily relate to the restructuring plans implemented by the Company during the second and fourth fiscal quarters of 2008 to reduce its breakeven point. The restructuring charges for the restructuring plan implemented during the second fiscal quarter of 2008 represent primarily severance and costs related to the continuation of certain employee benefits and the costs related to the termination of a contract. The restructuring charges for the restructuring plan implemented during the fourth fiscal quarter of 2008 represent primarily severance and costs related to the continuation of certain employee benefits, contract or program termination costs, asset impairments and exit costs for facility site consolidations and closures. For the third fiscal quarter of 2009, these restructuring charges totaled $4 million. For the fourth quarter of fiscal 2008, these restructuring charges totaled $50 million. For the fiscal year of 2009, these restructuring charges were $65 million, and for the fiscal year of 2008, these restructuring charges were $90 million. The Company excluded the effect of this item from GAAP net income (loss) attributable to AMD common stockholders and GAAP operating income (loss) because it is not indicative of ongoing performance.

Gain (loss) on debt redemption, net: During the first fiscal quarter of 2009, the Company repurchased $158 million face value of its 6.00% Convertible Senior Notes due 2015 resulting in a gain on the debt redemption of $108 million. During the second fiscal quarter of 2009, the Company repurchased $15 million face value of its 5.75% Convertible Senior Notes due 2012 resulting in a gain on the debt redemption of $6 million. During the third fiscal quarter of 2009, the Company repurchased $186 million face value of its 6.00% Convertible Senior Notes due 2015 resulting in a gain on the debt redemption of $66 million. During the fourth fiscal quarter of 2009, the Company redeemed the remaining outstanding principal amount of its 7.75% Senior Notes due 2012 for $400 million, which was the redemption price of 101.938% of the principal amount outstanding plus accrued and unpaid interest, and also repurchased $1 billion of its 5.75% Convertible Senior Notes due 2012 resulting in a net loss of $11 million. During the fourth fiscal quarter of 2008, the Company repurchased $60 million of its 6.00% Convertible Senior Notes due 2015, resulting in a gain on the debt redemption of $33 million. The Company excluded these net gains and losses from GAAP net income (loss) attributable to AMD common stockholders for the third and fourth fiscal quarters of 2009, the fourth fiscal quarter of 2008 and for the fiscal years of 2009 and 2008 because it is not indicative of ongoing operating performance.

Impairment of goodwill and acquired intangible assets related to the Company’s acquisition of ATI: In the second fiscal quarter of 2008, the Company performed an interim goodwill impairment analysis and the analysis of impairment on acquired intangible assets associated with the Handheld business unit. The Company concluded that a portion of its carrying values were impaired and recorded an impairment charge in the second fiscal quarter of 2008. In the fourth quarter of 2008, the Company performed a goodwill impairment analysis and an analysis of impairment on acquired intangible assets. As a result, the Company concluded that a portion of their carrying values were impaired and recorded an impairment charge in the fourth fiscal quarter of 2008. The Company believes these charges are not indicative of ongoing performance and consequently excluded the effect of these charges from GAAP net income (loss) attributable to AMD common stockholders and GAAP operating income (loss) for the fourth fiscal quarter of 2008 and the fiscal year of 2008.

Incremental write-down of inventory: During the fourth fiscal quarter of 2008, the Company recorded a $227 million incremental write-down of inventory due to weak market conditions. The Company excluded this write-down from GAAP net income (loss) attributable to AMD common stockholders, GAAP operating income (loss) and GAAP gross margin for the fourth fiscal quarter of 2008 and the fiscal year of 2008 due to the challenging market conditions.

Investment net charges: For the fourth fiscal quarter of 2008, these charges consisted of a $21 million charge primarily related to the Company’s investment in Spansion Inc. For the fiscal year of 2009, the Company incurred investment-related impairments and gains. For the fiscal year of 2008, these charges primarily consisted of $53 million in charges that the Company recorded on its investment in Spansion Inc. and $12 million in charges that the Company recorded on its auction rate securities. The Company excluded the effect of these items from its GAAP net income (loss) attributable to AMD common stockholders because it is not indicative of ongoing performance.

AMD Product Company formation costs associated with GF: The Company incurred certain costs to execute its asset smart strategy to form GF. The Company excluded the effect of these costs from GAAP net income (loss) attributable to AMD common stockholders and GAAP operating income (loss) for the fourth fiscal quarter of 2008, the first quarter of 2009 and the fiscal years of 2008 and 2009 because these costs are not indicative of ongoing operating performance.

Gain on sale of certain Handheld assets: In the first fiscal quarter of 2009, the Company completed the sale of certain technology assets, intellectual property and resources of its Handheld business unit to Qualcomm for $65 million in cash. The Company excluded this gain from GAAP net income (loss) attributable to AMD common stockholders for the fiscal year of 2009 because it is not indicative of ongoing operating performance.

Incremental tax provision related to formation of GF: During the first fiscal quarter of 2009, the Company recorded an incremental tax provision related to the formation of GF from the write-off of deferred tax assets resulting from the formation of GF. The Company excluded this item from the Company’s GAAP net income (loss) attributable to AMD common stockholders for the fiscal year of 2009 because it is not indicative of ongoing operating performance.

Process technology license revenue: In the third fiscal quarter of 2008, the Company recognized revenue of $191 million in connection with the license of certain process technology. The Company excluded the effect of this item from GAAP net income (loss) attributable to AMD common stockholders, GAAP operating income (loss) and GAAP gross margin for the fiscal year of 2008 because it is not indicative of ongoing operating performance.

Gain on sale of 200 millimeter equipment: In the second fiscal quarter of 2008, the Company recognized a gain of $193 million in connection with sales of certain 200 millimeter wafer fabrication tools. The Company excluded the effect of this item from its GAAP net income (loss) and operating income (loss) for the fiscal year of 2008 because it is not indicative of ongoing operating performance.

In addition, the Company presented “Adjusted EBITDA” in the earnings release. Adjusted EBITDA for the Company was determined by adjusting operating income (loss) for a gain related to the Intel legal settlement, impairment of goodwill and acquired intangible assets, depreciation and amortization, employee stock-based compensation expense, amortization of acquired intangible assets, restructuring charges and AMD Product Company formation costs associated with GF. Adjusted EBITDA for AMD Product Company was determined by also adjusting for the Foundry segment and Intersegment Eliminations operating loss.

The Company calculated and communicated Adjusted EBITDA in the financial schedules because the Company’s management believes it is of importance to investors and lenders in relation to its overall capital structure and its ability to borrow additional funds.

The Company’s calculation of Adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view Adjusted EBITDA as an alternative to the GAAP operating measure of operating income (loss) or GAAP liquidity measures of cash flows from operating, investing and financing activities. In addition, Adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.

Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release and financial schedules of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 21, 2010.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2010	ADVANCED MICRO DEVICES, INC.

	By:	/s/ FAINA MEDZONSKY
	Name:	Faina Medzonsky
	Title:	Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated January 21, 2010.

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